Patrick Industries, Inc. Announces Proposed Offering of $225,000,000 Convertible Senior Notes Due 2028 ELKHART, IN — December 7, 2021 — Patrick Industries, Inc. (NASDAQ: PATK) (“Patrick” or the “Company”) today announced its intention to offer, subject to market conditions and other factors, $225,000,000 aggregate principal amount of its convertible senior notes due 2028 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also expects to grant the initial purchasers of the Notes an option to purchase, within a 13-day period beginning on, and including, the initial closing date of the offering, up to an additional $33,750,000 aggregate principal amount of the Notes. The Company intends to use a portion of the net proceeds from the offering to pay the cost of the convertible note hedge transactions described below (after such cost is partially offset by the proceeds to the Company from the sale of the warrant transactions described below). The Company expects to use the remaining net proceeds from the offering for general corporate purposes, including acquisitions. Pending these uses, the Company intends to use the remainder of the net proceeds from the offering to repay a portion of the amounts due under its current credit facility. The Notes will be senior unsecured obligations of the Company. The Notes will be guaranteed on a senior unsecured basis by each of the Company’s current and future wholly-owned domestic subsidiaries that guarantee the Company’s borrowings under its senior secured credit facility and certain of its outstanding existing senior notes. The Notes will mature on December 1, 2028, unless earlier converted, redeemed or repurchased. The Notes are expected to pay interest semiannually in arrears. The Company will satisfy any conversion by paying cash up to the aggregate principal amount of the Notes to be converted and by paying or delivering, as the case may be, cash, shares of the Company’s common stock, or a combination of cash and shares of the Company’s common stock, at its election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the Notes being converted. Prior to June 1, 2028, the Notes may be converted at the option of the holders only upon the occurrence of specified events and during certain periods, and thereafter until the close of business on the second scheduled trading day immediately preceding the maturity date, the Notes may be converted at any time. The Company may redeem for cash all or any portion of the Notes, at its option, on or after December 5, 2025 if the closing sale price per share of the Company’s common stock exceeds 130% of the conversion price of the Notes for a specified period of time. The redemption price will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, the initial conversion rate and the other terms of the Notes will be determined upon pricing of the offering by negotiations between the Company and the initial purchasers of the Notes. In connection with the offering, the Company expects to enter into privately negotiated convertible note hedge transactions with one or more of the initial purchasers of the Notes or affiliates thereof and/or other financial institutions (in this capacity, the “option counterparties”). The Company also

2 expects to enter into warrant transactions with the option counterparties. The convertible note hedge transactions are expected generally to reduce potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be. However, the warrant transactions could separately have a dilutive effect to the extent that the market value per share of the Company’s common stock exceeds upon expiration the applicable strike price of the warrants. In connection with establishing their initial hedges of the convertible note hedge and warrant transactions, the option counterparties or their respective affiliates expect to purchase shares of the Company’s common stock and/or enter into various derivative transactions with respect to the Company’s common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during any observation period related to a conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the Notes, which could affect the ability of noteholders to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares and value of the consideration that a noteholder will receive upon conversion of the Notes. If the initial purchasers exercise their option to purchase additional Notes, the Company expects to sell additional warrants to the option counterparties and use a portion of the net proceeds from the sale of the additional Notes, together with the proceeds from the sale of the additional warrants, to enter into additional convertible note hedge transactions with the option counterparties. Any remaining proceeds will be used for the purposes as described above. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes or the guarantees nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offers of the Notes and the guarantees will be made only by means of a private offering memorandum. The Notes and any shares of the Company’s common stock issuable upon conversion have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements. The Notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the applicable private offering memorandum. Patrick Industries, Inc. Patrick Industries (NASDAQ: PATK) is a leading component solutions provider for the RV, marine, manufactured housing and various industrial markets – including single and multi-family housing, hospitality, institutional and commercial markets. Founded in 1959, Patrick is based in Elkhart, Indiana, with over 11,000 employees and 160 businesses across the United States.

3 Cautionary Statement Regarding Forward-Looking Statements This press release contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any projections of financial performance or statements concerning expectations as to future developments should not be construed in any manner as a guarantee that such results or developments will, in fact, occur. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. Information about certain risks that could affect our business and cause actual results to differ from those expressed or implied in the forward-looking statements are contained in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and in the Company's Forms 10-Q for subsequent quarterly periods, which are filed with the Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of this press release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date on which it is made. Contact: Julie Ann Kotowski Investor Relations 574-294-7511 kotowskj@patrickind.com